UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2005

iPass Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50327	93-1214598

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California		94065
(Address of principal executive offices)		(Zip Code)

(650) 232-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 14, 2005, the law firm of Milberg Weiss Bershad & Schulman LLP announced by press release that it had filed a class action lawsuit on January 14, 2005, on behalf of purchasers of the securities of iPass between April 22, 2004 and June 30, 2004, inclusive, alleging that iPass insiders engaged in violations of the Securities Exchange Act of 1934 (the “Exchange Act”) and seeking to pursue remedies under the Exchange Act. According to the press release, the action, case number 05-CV-0228, is pending in the United States District Court for the Northern District of California against defendants iPass, Kenneth D. Denman, iPass’ Chief Executive Officer, President and Chairman, and Donald C. McCauley, iPass’ Vice President and Chief Financial Officer.

iPass and Messrs. Denman and McCauley intend to take all appropriate actions to defend the suit.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.
	By:	/s/ Bruce K. Posey
		Name:	Bruce K. Posey
Dated: January 18, 2005		Title:	Vice President, General Counsel and Secretary